Exhibit 10.4


                               SECOND AMENDMENT TO
                       THE C&D TECHNOLOGIES, INC. PENSION
                           PLAN FOR SALARIED EMPLOYEES

     THIS SECOND AMENDMENT is made on this 25th of September 2002, by C&D Technologies, Inc., a corporation duly organized and existing under the laws of the State of Pennsylvania (hereinafter called the "Company").

                                  INTRODUCTION

     WHEREAS, the Company maintains the C&D Technologies, Inc. Pension Plan for Salaried Employees (the "Salaried Plan").

     WHEREAS, the Company wishes to amend the Plan to reflect the merger, effective December 31, 2002, with the Pension Plan for Hourly Employees of C&D Technologies, Inc. Represented by the Bakery, Confectionery, Tobacco Workers and Grain Millers International Union Local No. 367G (the "Conshohocken Plan").

     WHEREAS, the Company wishes to change the criteria which was adopted effective January 1, 2002 for excluding certain Salaried Plan participants from future benefit accruals under the Salaried Plan.

     WHEREAS, the Company wishes to amend the Plan in good faith to reflect the provisions of The Economic Growth and Tax Relief Reconciliation Act of 2001.

                                    AMENDMENT

     NOW, THEREFORE, effective January 1, 2002, the Company hereby amends the Plan as follows:

1. By deleting Section 1.13 in its entirety and by substituting therefor the following:

     "1.13 Average Final Creditable Compensation

          The highest average monthly Creditable Compensation paid to a Member during any sixty (60) consecutive calendar months of Eligibility Service within the one hundred twenty (120) calendar months of Eligibility Service immediately preceding the date of termination of employment, or during all the months of Eligibility Service if less than one hundred twenty (120) months. Effective after December 31, 2001, for a Member who has not attained age 65 and who either (a) has less than five (5) years of Eligibility Service and whose age and years of Eligibility Service total less than sixty (60) or (b) has less than ten (10) years of Eligibility Service and whose years of Eligibility Service and age total less than fifty-seven (57), the Member's date of termination is deemed to be December 31, 2001 for purposes of calculating the highest average monthly Creditable Compensation."


2. By adding the following new Section 1.16A:

     "1.16A Conshohocken Plan

          `Conshohocken Plan' shall refer to the Pension Plan for Hourly Employees of C&D Technologies, Inc. Represented by the Bakery, Confectionery, Tobacco Workers and Grain Millers International Union Local No. 367G, which shall be merged into the Plan effective as of December 31, 2002."

3. By deleting the second full paragraph in Section 1.18 in its entirety and by substituting therefor the following:

          "For years on and after January 1, 1994, the annual Credible Compensation limit shall be $150,000 adjusted as prescribed in Code
          Section 401(a)(17). Effective on and after January 1, 2002, the annual Credible Compensation limit shall be $200,000 as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17). Limitations on Credible Compensation shall be known as Compensation Limitations. If the Plan determines compensation on a period of time that contains fewer than twelve (12) calendar months, then the annual Compensation Limitation is an amount equal to the annual Compensation Limitation for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by twelve (12)."

4. By deleting Section 1.19(c) in its entirety and by substituting therefor the following:

          "(c) Notwithstanding the foregoing,  as of December 31, 2001, a Member
          (1) who has not attained the age of 65, and (2) who either (i) has less than five (5) years of Eligibility Service or whose age and years of Eligibility Service total less than sixty (60) or (ii) has less than ten (10) years of Eligibility Service or whose years of Eligibility Service and age total less than fifty-seven (57), shall not receive Credited Service for any period of employment after December 31, 2001."

5. By adding the following Section 1.29A:

          "1.29A Former Conshohocken Member

               `Former Conshohocken Member' shall mean former members of the Conshohocken Plan who are entitled to a retirement benefit under the Plan."

6. By deleting Section 1.45 in its entirety and by substituting therefor the following:

          "Each Member or Former Conshohocken Member who is receiving retirement benefit payments under the Plan or each Member or Former Conshohocken Member who has retired on an Early Retirement Date, but whose retirement benefit payments have not commenced, and each Vested Member upon the date payment of vested benefits commences. Retired Member shall also include, for purposes of Articles IX, X and XI, employees of C&D Batteries who severed employment from C&D Batteries prior to the Effective Date as Retired Members of the Prior Plan and who are not eligible for membership pursuant to Plan Section 2.1 below."

7. By deleting Section 1.52 in its entirety and by substituting therefor the following:

          "A Member or Former Conshohocken Member who has terminated employment with a vested right in accordance with Article VII and who has not become a Retired Member. Vested Member shall also include, for purposes of Articles IX, X and XI, employees of C&D Batteries who severed employment from C&D Batteries prior to the Effective Date as Vested Members of the Prior Plan and who are not eligible for membership pursuant to Plan Section 2.1 below."

8. By deleting the last paragraph in Section 2.2(c) in its entirety and by substituting therefor the following:

          "Moreover, in determining the benefit given pursuant to this Subsection (c), as of December 31, 2001, a Member (i) who has not attained the age of 65, and (ii) who either (I) has less than five (5) years of Eligibility Service, or whose years of Eligibility Service and age total less than sixty (60) or (II) has less than ten (10) years of Eligibility Service, or whose years of Eligibility Service and age total less than fifty-seven (57), shall not receive Credited Service for any period of employment after December 31, 2001 and for purposes of determining the ratio in Paragraph (1) above, Eligibility Service shall not include periods of employment after December 31, 2001."

9. By deleting Section 2.7 in its entirety and by substituting therefor the following:

     "2.7 Special Provision for Certain Employees

          As of December 31, 2001, a Member (1) who has not attained the age of 65, and (2) who either (i) has less than five (5) years of Eligibility Service, or whose years of Eligibility Service and age total less than sixty (60) or (ii) who has less than ten (10) years of Eligibility Service, or whose years of Eligibility Service and age total less than fifty-seven (57), shall not receive Credited Service for any period of employment after December 31, 2001, but such Member will continue to earn Eligibility Service for purposes of vesting. Moreover, such Member's deemed termination date for purposes of calculating his Average Final Creditable Compensation pursuant to Plan Section 1.13 shall be December 31, 2001."

10. By deleting Section 4.7(f) in its entirety and by substituting therefor the following:

          "(f) With respect to determining the amount of the minimum required distributions under the Plan made in the 2002 calendar year, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section
          401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2003, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the final and proposed regulations under Code Section 401(a)(9) that were issued in April, 2002 ("2002 Regulations"), notwithstanding anything in the Plan to the contrary. The use of the proposed portion of the 2002 Regulations shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code
          Section 401(a)(9) that supersede such proposed regulations or such other date as may be specified in guidance published by the Internal Revenue Service."

11. By  substituting  "$160,000"  for  "$90,000"  wherever  the same is found in
Section 5.4.

12. By adding the following to the end of Section 6.11(b):

          "For purposes of the direct rollover provisions in this Section 6.11, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be paid only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(b) of the Code that agrees to separately account for amounts so transferred, including separately account for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

13. By adding the following to the end of Section 6.11(c):

          "For purposes of the direct rollover provisions in this Section 6.11, an eligible retirement plan shall also mean an annuity contract described in 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code."

14. By amending Section 6 of Appendix A to the Plan by adding to the end thereof the following:

          "Effective for distributions with annuity starting dates on or after December 31, 2002, notwithstanding any other plan provisions to the contrary, the applicable mortality table used for purposes of adjusting any benefit or limitation under Section 5.4 of the Plan and the applicable mortality table used for purposes of satisfying the requirements of Code Section 417(e) as set forth in this Section is the table prescribed in Rev. Rul. 2001-62

15. By adding the following new Appendix C:

                                   "APPENDIX C
           FOR FORMER CONSHOHOCKEN EMPLOYEES OF C&D TECHNOLOGIES, INC.
               REPRESENTED BY THE BAKERY, CONFECTIONERY, TOBACCO
            WORKERS AND GRAIN MILLERS INTERNATIONAL UNION LOCAL 367G


     1. Application

     Effective December 31, 2002, the Conshohocken Plan became merged into the Plan. This Appendix C should be read in conjunction with the rest of the Plan document and overrides any other provision that it contradicts.

     2. Accrued Benefit

     The Accrued Benefit of each Former Conshohocken Member shall be equal to such Former Conshohocken Member's accrued benefit under the terms of the Conshohocken Plan immediately prior to its merger into the Plan.

     3. Normal Retirement Benefit

     On the Former Conshohocken Member's Normal Retirement Date, a Former Conshohocken Member shall be entitled to a retirement benefit payable monthly and equal to his Accrued Benefit.

     4. Early Retirement Date

     A Former Conshohocken Member who has completed five (5) years of Credited Service may retire on the first day of any month subsequent to the Former Conshohocken Member's 60th birthday and prior to the Former Conshohocken Member's 65th birthday, such date being known as the Former Conshohocken Member's Early Retirement Date.

     5. Early Retirement Benefit

     A Former Conshohocken Member who elects an Early Retirement Date shall be entitled to receive a retirement benefit, payable monthly in the normal form of payment described under Article VI, commencing on the date elected by the Former Conshohocken Member in an amount determined by reducing the Former Conshohocken Member's Accrued Benefit by six-tenths of one percent (6/10 of 1%) for each complete calendar month by which the Annuity Starting Date precedes the Former Conshohocken Member's Normal Retirement Date.

     6. Disability Retirement Benefit

     A Former Conshohocken Member who is eligible for a Disability Retirement Benefit (as determined under the provisions of the Conshohocken Plan) shall be entitled to receive a monthly retirement benefit during the continuance of total and permanent Disability (as determined under the provisions of the Conshohocken Plan) in an amount equal to the Former Conshohocken Member's Accrued Benefit.

     7. Vested Member Benefits

     A Former Conshohocken Member who is a Vested Member shall be entitled to receive a retirement benefit payable monthly in the normal form of payment described in Plan Section 7.1, equal to the Former Conshohocken Member's Accrued Benefit. Such benefit shall commence on the first day of the month next following the attainment of age 65 or, at the request of the Former Conshohocken Member, on the first day of any month after reaching his Early Retirement Date and shall be in an amount determined by reducing the Former Conshohocken Member's Accrued Benefit by six-tenths of one percent (6/10 of 1%) for each complete calendar month by which the Annuity Starting Date precedes the date the Former Conshohocken Member's Normal Retirement Age.

     8. Optional Forms of Benefits

     In lieu of the Normal Form of Payment, a Former Conshohocken Member may elect to receive the Actuarial Equivalent value of benefits as described below subject to the spousal consent provisions of Plan Section 6.3. Notwithstanding the foregoing, only option (c) shall be available to Former Conshohocken Members who are Vested Members. Besides those listed below, there are no optional forms of benefits allowed for Former Conshohocken Members.

     The election of an optional form of retirement benefit shall be in writing on a form approved by the Plan Administrator and, if in accordance with the conditions set forth in Plan Section 6.5, shall become effective on the Annuity Starting Date.

          (a) Joint and Survivor Option

          A Former Conshohocken Member may elect to receive a reduced retirement benefit during his or her lifetime, with the provision that either seventy-five percent (75%) or one hundred percent (100%) of such reduced Pension shall continue to be paid to the Former Conshohocken Member's Spouse following the Former Conshohocken Member's death after benefits have commenced. If a Former Conshohocken Member elects a joint and survivor annuity option and the Former Conshohocken Member's Spouse dies before a Annuity Starting Date, the retirement benefit shall be entitled to a subsequent election in accordance with this Article.

          (b) Life Annuity with One Hundred Twenty (120) Monthly Payments Guaranteed Option

          Under the life annuity with one hundred twenty (120) monthly payments guaranteed option, a Former Conshohocken Member may elect to receive a reduced Pension payable during the Former Conshohocken Member's lifetime; provided, however that subsequent to the commencement of benefit payments to the Former Conshohocken Member, not less than one hundred twenty (120) monthly payments of such reduced Pension shall be made to the Former Conshohocken Member and, after the Former Conshohocken Member's death, to the Beneficiary named by the Former Conshohocken Member. A Former Conshohocken Member may, at any time, name one (1) or more contingent Beneficiaries to receive the benefits under this option in the event of the death of the primary Beneficiary.

          (c) Special Lump Sum Provision

          This provision shall apply to any Former Conshohocken Member entitled to receive a retirement benefit on an Annuity Starting Date under the terms of the Plan other than a Former Conshohocken Member who retires on a Disability Retirement Date.

               (i) If on an Annuity Starting Date, the Actuarial Equivalent value of a Former Conshohocken Member's retirement benefit is less than $10,000, the Former Conshohocken Member may elect to receive the value of the retirement benefit in one lump sum payment equal to the Actuarial Equivalent value of the Former Conshohocken Member's Accrued Benefit.

               (ii) The election of the special lump sum provision, if applicable shall be made available with respect to any Annuity Starting Date including, for purposes of this Subsection (c) only, the first of any month following the date a Former
               Conshohocken Member terminates employment with as a Vested Member. In the event the special lump sum provision becomes available on an Annuity Starting Date which precedes a Normal Retirement Date, or if applicable an Early Retirement Date, then the Normal Form of Payment and Qualified Joint and Survivor Annuity shall be made applicable at the same time as the special lump sum provision depending on the Former Conshohocken Member's marital status on the Annuity Starting Date.

          To the extent that the Accrued Benefit shall become applicable to this Subsection (c) prior to the Early Retirement Date eligibility, then such Accrued Benefit shall be reduced by the Actuarial Equivalent value for early commencement and form of payment as provided above.

     9. Actuarial Factors

     These actuarial factors shall apply except where an alternative provision is specified in this Appendix C.

     (a) Qualified Joint and Survivor Pension

     The pension of a Former Conshohocken Member receiving a Qualified Joint and Survivor Annuity in accordance with Plan Section 6.3 shall be reduced eleven percent (11%), plus an additional reduction of one-quarter percent (0.250%) for each full year in excess of three by which the Former Conshohocken Member's birthdate precedes the spouse's birthdate, to a maximum total reduction (after twenty (20) such excess years) of sixteen percent (16%); or minus one-quarter percent (0.250%) for each full year in excess of three by which the spouse's birthdate precedes the Former Conshohocken Member's birthdate, to a minimum net reduction (after ten (10) such excess years) of eight-and one-half percent (8.5%).

     (b) Other Joint and Survivor Pensions

     The pension of a Former Conshohocken Member electing a joint and one hundred percent (100%) survivor option and joint and seventy-five (75%) survivor option shall be reduced nineteen (19%) or fifteen percent (15%), respectively, plus an additional reduction of one-half percent (0.500%) or three-and-three-quarters percent (0.375%), respectively, for each full year in excess of three by which the Former Conshohocken Member's birthdate precedes the spouse's birthdate, to a maximum total reduction (after twenty
     (20) such excess years) of twenty-nine percent (29%) or twenty-two and one-half percent (22.5%), respectively; or minus one-half percent (0.500%) or three-and-three-quarters percent (0.375%), respectively, for each full year in excess of three by which the spouse's birthdate precedes the Former Conshohocken Member's birthdate, to a minimum net reduction (after ten (10) such excess years) of fourteen percent (14%) or eleven-and-one-quarter percent (11.25%) respectively.

     (c) Life Annuity with 120 Monthly Payments Guaranteed Option

     The pension of a Former Conshohocken Member electing a life annuity with one hundred twenty (120) monthly payments guaranteed option shall be reduced seven-and-one-half percent (7.5%).

     (d) Reduction for Forms of Payment provided prior to Early Retirement Date.

     The Former Conshohocken Member elects a form of payment commencing, prior to an Early Retirement Date in a form other than a lump sum, then notwithstanding any other provision of the Plan, the Pension payable shall be reduced as follows:

     (i) The Accrued Benefit so payable shall be reduced for early commencement in accordance with the following:

          Nearest Age at                         Benefit at age 65
          Date of Payment                        multiplied by

               20                                     0.035
               21                                     0.037
               22                                     0.039
               23                                     0.042
               24                                     0.044
               25                                     0.047
               26                                     0.050
               27                                     0.054
               28                                     0.057
               29                                     0.061
               30                                     0.065
               31                                     0.069
               32                                     0.074
               33                                     0.079
               34                                     0.085
               35                                     0.090
               36                                     0.097
               37                                     0.103
               38                                     0.111
               39                                     0.119
               40                                     0.127
               41                                     0.136
               42                                     0.146
               43                                     0.157
               44                                     0.169
               45                                     0.182
               46                                     0.196
               47                                     0.211
               48                                     0.228
               49                                     0.246
               50                                     0.266
               51                                     0.288
               52                                     0.312
               53                                     0.338
               54                                     0.368
               55                                     0.400


     (ii) In the event the Former Conshohocken Member elects a Qualified Joint and Survivor Annuity, the benefit shall be adjusted for the form of payment as provided below:

          Nearest Age of Former
          Conshohocken Member                    Life Annuity
          at Date of Payment                     Reduced by

          Less  than 25                   2% minus  .07%  for  each  year in
                                          excess  of 3 that  the  Former
                                          Conshohocken  Member is younger than
                                          spouse to a minimum of 1.30% (after 10
                                          such excess years).

          25 to 34                        3% plus  .10% for each  year in
                                          excess of 3 that the Former
                                          Conshohocken  Member is older than
                                          spouse to a maximum of 3.5%  (after 5
                                          such excess  years),  and minus
                                          .10% for  each  year in  excess  of 3
                                          that the Former  Conshohocken  Member
                                          is younger  than  spouse to a minimum
                                          of 2.0% (after 10 such excess years).

          35 to 44                        5 % plus  .16% for each  year in
                                          excess of 3 that the Former
                                          Conshohocken  Member is; older than
                                          spouse to a maximum of 7.4% (after
                                          15 such excess  years),  and
                                          minus  .16% for  each  year in
                                          excess  of 3 that the Former
                                          Conshohocken  Member is younger  than
                                          spouse to a minimum of 3.4% (after 10
                                          such excess years).

          45 to 54                        7% plus  .27% for each  year in
                                          excess of 3 that the Former
                                          Conshohocken  Member is older than
                                          spouse to a  maximum  of 12.4% (after
                                          20 such  excess  years), and  minus
                                          .27% for each  year in  excess  of 3
                                          that the  Former   Conshohocken
                                          Member  is  younger  than spouse to a
                                          minimum  of 4.3%  (after 10 such
                                          excess years)."

     IN WITNESS WHEREOF, the Company has executed this Second Amendment as of the day and year first above written.


                                    COMPANY:
                                    C&D TECHNOLOGIES, INC.

                                    By:/s/ Kevin D. Burgess
                                       ----------------------------------------

                                    Title: VP Humam Resources
                                          -------------------------------------


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